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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 AUGUST 25, 2005

                        RAPTOR NETWORKS TECHNOLOGY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          COLORADO                                              84-1573852
      (State or other                                         (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                                    333-74846
                            (Commission File Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

Sale of Securities in Current Private Placement
-----------------------------------------------

         As previously disclosed in Raptor Networks Technology, Inc.'s (referred to herein as the "Company") Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 16, 2005, on March 22, 2005, the Company signed an agreement with a private placement agent for the private placement of the Company's common stock and warrants to purchase common stock, on a "best efforts" basis (the "Private Placement"). A combination of the common stock and warrants are sold as "units," with each unit consisting of four shares of common stock and one warrant to purchase common stock. The price per unit is $2.00. Pursuant to the terms of the agreement, the minimum amount to be raised in the Private Placement is $500,000 and the maximum amount is $6,500,000 (with the placement agent having an option to increase the maximum offering size by up to twenty percent). The closing of the first through ninth rounds of the Private Placement were previously disclosed in Item 3.02 of the Company's Current Reports on Form 8-K filed May 20, 2005, June 15, 2005, July 21, 2005 and August 22, 2005.

         On August 25, 2005, the Company closed the tenth round of the Private Placement. On that date, the Company received gross proceeds of Four Hundred Thirty-Seven Thousand Five Hundred Dollars ($437,500) from various private-party non-affiliate accredited investors. The net proceeds to the Company were Three Hundred Eighty-Five Thousand Dollars ($385,000) after the payment of a 12% placement fee to the placement agent. Pursuant to the terms of the Private Placement, the investors shall receive 875,000 shares of the Company's common stock and 218,750 Series G Warrants to purchase the Company's common stock. The Series G Warrants have an exercise price of $2.50 per share of common stock, expire five years from the date of issuance, and are callable by the Company the first day after the 30-trading-day average price of the Company's common stock exceeds $3.50 per share.

         In addition, pursuant to the terms of the Private Placement, the Company shall issue the placement agent 131,250 Series H Warrants, which have an exercise price of $0.50 per share of common stock. The Series H Warrants shall expire on the earlier of (i) the day preceding the second anniversary of the date of issuance or (ii) upon a merger, acquisition, consolidation, sale of voting control or sale of substantially all of the assets of the Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation.

Conversion of Convertible Bridge Notes
--------------------------------------

         As previously disclosed on the Company's prior Current Reports on Form 8-K, during the period between November 2004 and February 2005, the Company issued forty-two convertible notes (the "Notes") to various private-party non-affiliate accredited investors in the aggregate principal amount of $2,360,000 in exchange for $2,360,000 in cash, less a 10% placement fee, for net proceeds of $2,124,000. The Notes bear interest at a rate of 10% per annum. Pursuant to the terms of the Notes, the outstanding principal amount of these loans, together with all accrued but unpaid interest thereunder, shall automatically convert into shares issued in an equity based financing with gross proceeds of at least $4,000,000, if any, of the sale of the Company's common stock or other equity based equivalent, and at a price per share not to exceed $0.50 per share (a "Qualifying Financing"); provided, however, that for the purpose of determining the number of shares and warrants to be received by the holders upon such conversion, the holders shall be deemed to have tendered 120% of the outstanding balance of the Notes.

         As of the August 25, 2005 closing of the Company's Private Placement (as disclosed in the section above entitled "Sale of Securities in Current Private Placement"), the Company has raised total gross proceeds of $3,558,500 through such Private Placement. In addition, as previously disclosed on the Company's prior Current Reports on Form 8-K, between February 2005 and April 2005, the Company secured private debt financing from various private-party non-affiliates in the original aggregate principal amount of $600,000 through the issuance of 8% Convertible Bridge Notes. After adding this $600,000 in convertible debt financing to the gross proceeds of the Private Placement, the aggregate gross proceeds to the Company are $4,158,500. As a result, the Company achieved a Qualifying Financing and, accordingly, the $4,000,000 automatic conversion event of the Notes was triggered upon the August 25, 2005 closing of the Private Placement.


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         As of August 25, 2005, the total principal and accrued interest under the Notes was $2,514,123. After taking into account the provision of the Notes which provides that the holders shall be deemed to have tendered 120% of the outstanding balance of the Notes, the holders of the Notes shall be deemed to have tendered $3,016,947 for the purpose of determining the number of shares and warrants to be received by the holders upon such conversion. Based on the offering terms of the Company's current Private Placement, the holders are entitled to an aggregate of 6,033,894 shares of the Company's common stock (based on a $0.50 price per share of common stock included within the units offered to investors in the Private Placement). The Company and the holders of the Notes are currently in discussions regarding the number of warrants, if any, the holders are entitled to under the terms of the Notes. The certificates representing the conversion shares of common stock will be issued to the holders of the Notes at the earliest practicable date, at which time the Notes shall be returned to the Company and cancelled. If the Company and holders of the Notes ultimately determine that the terms of the Notes entitle such holders to warrants to purchase the Company's common stock, such warrants shall also be issued to such holders at the earliest practicable date.

Exemption from Registration
---------------------------

         The sales of securities described above were made in reliance upon the exemption from registration available under Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers provided written assurances that they were accredited investors (as defined in Rule 501(a) of the Securities Act). The securities shall be issued with the appropriate restrictive legend.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 31, 2005                        RAPTOR NETWORKS TECHNOLOGY, INC.



                                             By: /s/ Thomas M. Wittenschlaeger
                                                 -------------------------------
                                                 Thomas M. Wittenschlaeger
                                                 Chief Executive Officer